KRANESHARES TRUST

KraneShares Dragon Capital Vietnam Growth Index ETF

(the “Fund”)

Supplement dated May 21, 2026 to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information,
each dated October 20, 2025, as each may be supplemented and amended from time to time.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, Statutory Prospectus, and Statement of Additional Information.

Effective June 1, 2026, the Fund’s name, principal investment strategies and investment policies are changing. As of that date, the following changes are made to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information:

1.	All references to “KraneShares Dragon Capital Vietnam Growth Index ETF” are hereby replaced with “KraneShares Dragon Capital Growth of Vietnam Index ETF”.

2.	In the Fund’s Summary Prospectus, the first two paragraphs of the “Principal Investment Strategies” section are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of the Underlying Index and other instruments that have economic characteristics similar to those in the Underlying Index. The Underlying Index is designed to measure the performance of stocks and foreign exchange-traded funds (“ETFs”) that are listed on the Ho Chi Minh City Stock Exchange (“HOSE”) and available for investment by U.S. investors, notwithstanding foreign ownership limits (“FOLs”). The Underlying Index’s foreign ETFs consist of the Diamond ETFs, which are foreign ETFs that track the VN Diamond Index. The VN Diamond Index is designed to measure the performance of HOSE-listed companies that attract significant foreign capital and, therefore, are or may become subject to a FOL. The Fund intends to invest in foreign ETFs advised by an affiliate of Dragon Capital Management (HK) Limited, the Fund’s Sub-Adviser (“Sub-Adviser”).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.